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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-2 of our report dated September 11, 1997, included in Thousand Trails, Inc.'s Form 10-K for the year ended June 30, 1997, and to all references to our Firm included in this Registration Statement.



                                             /s/ Arthur Andersen LLP

                                              Arthur Andersen LLP


Dallas, Texas
  December 10, 1997